Exhibit (h)(6)(xi)

AMENDMENT NO. 8

PARTICIPATION AGREEMENT

Amendment No. 8, dated as of July 16, 2020 (“Amendment No. 8”), to the Participation Agreement, dated as of October 1, 2013, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), MONY Life Insurance Company and Equitable Distributors, LLC (formerly, AXA Distributors, LLC) (collectively, the “Parties”).

WHEREAS, the Parties wish to amend the Agreement to reflect the name change of AXA Distributors, LLC, AXA Equitable Financial Services, LLC, AXA Financial, Inc. and certain Portfolio names listed in Schedule B (as reflected in Section 2 below).

The Parties hereby agree to amend the Agreement as follows:

1.

All references in the Agreement to AXA Distributors, LLC, AXA Equitable Financial Services, LLC and AXA Financial, Inc. are hereby deleted and replaced with Equitable Distributors, LLC, Equitable Financial Services, LLC and Equitable Holdings, Inc., respectively.

2.	Name Changes: The follow Portfolio names have changed:

Current Portfolio Name	New Portfolio Name
All Asset Growth – Alt 20 Portfolio	EQ/All Asset Growth Allocation Portfolio
AXA 2000 Managed Volatility Portfolio	EQ/2000 Managed Volatility Portfolio
AXA 400 Managed Volatility Portfolio	EQ/400 Managed Volatility Portfolio
AXA 500 Managed Volatility Portfolio	EQ/500 Managed Volatility Portfolio
AXA Aggressive Strategy Portfolio	EQ/Aggressive Growth Strategy Portfolio
AXA Balanced Strategy Portfolio	EQ/Balanced Strategy Portfolio
AXA Conservative Growth Strategy Portfolio	EQ/Conservative Growth Strategy Portfolio
AXA Conservative Strategy Portfolio	EQ/Conservative Strategy Portfolio
AXA Global Equity Managed Volatility Portfolio	EQ/Global Equity Managed Volatility Portfolio
AXA Growth Strategy Portfolio	EQ/Growth Strategy Portfolio
AXA International Core Managed Volatility Portfolio	EQ/International Core Managed Volatility Portfolio
AXA International Managed Volatility Portfolio	EQ/International Managed Volatility Portfolio
AXA International Value Managed Volatility Portfolio	EQ/International Value Managed Volatility Portfolio
AXA Large Cap Core Managed Volatility Portfolio	EQ/Large Cap Core Managed Volatility Portfolio
AXA Large Cap Growth Managed Volatility Portfolio	EQ/Large Cap Growth Managed Volatility Portfolio
AXA Large Cap Value Managed Volatility Portfolio	EQ/Large Cap Value Managed Volatility Portfolio
AXA Mid Cap Value Managed Volatility Portfolio	EQ/Mid Cap Value Managed Volatility Portfolio
AXA Moderate Growth Strategy Portfolio	EQ/Moderate Growth Strategy Portfolio
AXA Ultra Conservative Strategy Portfolio	EQ/Ultra Conservative Strategy Portfolio
AXA/AB Dynamic Growth Portfolio	EQ/AB Dynamic Growth Portfolio
AXA/AB Dynamic Moderate Growth Portfolio	EQ/AB Dynamic Moderate Growth Portfolio

AXA/AB Short Duration Government Bond Portfolio	EQ/AB Short Duration Government Bond Portfolio
AXA/AB Small Cap Growth Portfolio	EQ/AB Small Cap Growth Portfolio
AXA/ClearBridge Large Cap Growth Portfolio	EQ/ClearBridge Large Cap Growth Portfolio
AXA/Franklin Balanced Managed Volatility Portfolio	EQ/Franklin Balanced Managed Volatility Portfolio
AXA/Franklin Small Cap Value Managed Volatility Portfolio	EQ/Franklin Small Cap Value Managed Volatility Portfolio
AXA/Goldman Sachs Strategic Allocation Portfolio	EQ/Goldman Sachs Moderate Growth Allocation
AXA/Invesco Strategic Allocation Portfolio	EQ/Invesco Moderate Allocation Portfolio
AXA/Janus Enterprise Portfolio	EQ/Janus Enterprise Portfolio
AXA/Legg Mason Strategic Allocation Portfolio	EQ/Legg Mason Moderate Allocation Portfolio
AXA/Loomis Sayles Growth Portfolio	EQ/Loomis Sayles Growth Portfolio
AXA/Morgan Stanley Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
EQ/Capital Guardian Research Portfolio	EQ/Capital Group Research Portfolio
EQ/Oppenheimer Global Portfolio	EQ/Invesco Global Portfolio

3.

Removed Portfolios. All references to the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio are removed.

4.

Schedule B. Schedule B to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the Agreement, is hereby replaced in its entirety by Schedule B attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment No. 8 as of the date first above set forth.

EQ ADVISORS TRUST		MONY LIFE INSURANCE COMPANY, ON BEHALF OF ITS SEPARATE ACCOUNTS

By:	/s/ Kenneth Kozlowski	By:	/s/ Barry K. Brown
	Name: Kenneth Kozlowski		Name: Barry K. Brown
	Title: Senior Vice President		Title VP, Operations

EQUITABLE DISTRIBUTORS, LLC

By:	/s/ Nicholas Lane
Name: Nicholas Lane
Title: Chairman, Chief Executive Officer and President

SCHEDULE B

AMENDMENT NO. 8

PARTICIPATION AGREEMENT

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Dynamic Allocation Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Energy Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers and Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Micro Cap Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/Balanced Strategy Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Franklin Balanced Managed Volatility Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Equity Index Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Global Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Legg Moderate Allocation Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/Money Market Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/Ultra Conservative Strategy Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio